Exhibit 10.2

August 2, 2012

U.S. Concrete, Inc.

2925 Briarpark, Suite 1050

Houston, Texas 77042

Attention: William J. Sandbrook

RE:	Credit Agreement dated August 31, 2010, as amended by the First Amendment to Credit Agreement dated November 3, 2011 (as amended, the “Credit Agreement”), among U.S. Concrete, Inc. (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent (the “Administrative Agent”); unless otherwise defined herein or the context clearly requires otherwise, all terms used herein which are defined in the Credit Agreement shall have the meaning assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:

The Borrower has advised the Administrative Agent and the Lenders that (a) the Borrower, Central Precast Concrete, Inc., a California corporation (“Central”), San Diego Precast Concrete, Inc., a Delaware corporation (“San Diego Precast”), and Sierra Precast, Inc., a California corporation (“Sierra” and together with the Borrower, Central and San Diego Precast, the “Sellers” and each individually a “Seller”), have entered into an Asset Purchase Agreement (a substantially final version of which has been delivered to the Lenders as of the date hereof and is defined herein as the “Oldcastle Purchase Agreement”) with Oldcastle Precast, Inc., a Washington corporation (the “Purchaser”), pursuant to which the Sellers will sell certain assets owned and used by them in their precast concrete businesses located at the Lathrop Facility, the Livermore Facility, the One Live Oak Facility, the Perris Facility, the Pleasanton Facility, the San Diego Facility and the Santa Rosa Facility (each as defined in the Oldcastle Purchase Agreement) to the Purchaser (such sale, the “Oldcastle Sale”) in exchange for cash and other consideration as more particularly described in the Oldcastle Purchase Agreement. The Borrower has acknowledged that the Oldcastle Sale is prohibited by the Loan Documents absent the consent of the Required Lenders. The Borrower has requested that the Administrative Agent and each Lender enter into this letter agreement (this “Letter Agreement”) to evidence the Administrative Agent’s and each Lender’s (a) consent to the Oldcastle Sale and (b) authorization for the Administrative Agent to release, upon the date of the consummation of the Oldcastle Sale (the “Oldcastle Sale Closing Date”), the Liens on and security interests in the Purchased Assets (as defined in the Oldcastle Purchase Agreement) created in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Collateral Documents. Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders have agreed to the Borrower’s requests.

In reliance upon the representations, warranties, covenants and agreements contained in this Letter Agreement, and subject to the terms and conditions set forth below, and notwithstanding any provision of the Credit Agreement or any other Loan Document that may prohibit the Oldcastle Sale, the Administrative Agent and the Lenders hereby consent to the Oldcastle Sale and the release by the Administrative Agent of the Liens on and security interests in the Purchased Assets on the Oldcastle Sale Closing Date, provided that each of the following conditions is satisfied:

(i) the Oldcastle Sale Closing Date occurs on or prior to August 31, 2012;

U.S. Concrete, Inc.

August 2, 2012

(ii) the Sellers receive gross cash proceeds from the Oldcastle Sale contemporaneously with the consummation of the Oldcastle Sale in an aggregate amount not less than $21,000,000 (before giving effect to the Estimated NWC Adjustment or the Final NWC Adjustment (in each case, as defined in the Oldcastle Purchase Agreement) or any applicable fees, expenses or other amounts), and the cash proceeds constituting Net Proceeds attributable to the ABL Priority Collateral (as defined in the Intercreditor Agreement) are prepaid in accordance with Section 2.11(b) of the Credit Agreement or Section 4.1(d) of the Intercreditor Agreement;

(iii) the Administrative Agent receives a final, fully-executed copy of the Oldcastle Purchase Agreement (including all schedules and exhibits thereto) and a certificate of a Responsible Officer of the Borrower certifying that (A) such Oldcastle Purchase Agreement is a true and correct copy thereof and (B) no material rights or obligations of any party to the Oldcastle Purchase Agreement have been waived and that no party to the Oldcastle Purchase Agreement is in default of its obligations thereunder;

(iv) the Oldcastle Sale is consummated in accordance with the Oldcastle Purchase Agreement, and any amendments or modifications thereto effected on or prior to the Oldcastle Sale Closing Date are not adverse to the Lenders in any material respect; provided that, for the avoidance of doubt, any amendment to the Oldcastle Purchase Agreement to provide for the contribution, sale or other transfer of any properties or Equity Interests other than the Purchased Assets shall be deemed to be adverse to the Lenders in a material respect;

(v) all Liens on and security interests in the Purchased Assets created in favor of the Notes Agent are released contemporaneously with the consummation of the Oldcastle Sale; and

(vi) after giving effect to the limited consent contained herein, no Default or Event of Default exists immediately prior to or after giving effect to the Oldcastle Sale.

The consent granted herein is limited solely to the Oldcastle Sale and nothing contained herein shall be deemed a consent to any other action or inaction of any Loan Party which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document. Neither the Administrative Agent nor any Lender shall have any obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document.

To induce the Administrative Agent and the Lenders to enter into this Letter Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) each of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof, except to the extent such representations and warranties are expressly stated as of a certain date, in which case such representations and warranties shall be true and correct in all material respects as of such date, and (b) no Loan Party has any defenses to payment, counterclaims, or rights of setoff with respect to any principal, interest, fees, advances, debts, liabilities, or obligations owing to any Secured Party. The Borrower hereby acknowledges, ratifies, reaffirms and agrees that each of the Loan Documents, and the perfected liens and security interests created thereby in favor of the Administrative Agent for the benefit of the Secured Parties in the collateral covered thereby, are and will remain in full force and effect and binding on the respective Loan Parties and are enforceable in accordance with their respective terms and applicable law, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

U.S. Concrete, Inc.

August 2, 2012

The Borrower hereby agrees to pay on demand all reasonable fees and expenses incurred by the Administrative Agent (including, without limitation, reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation and execution of this Letter Agreement and all related documents. This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Letter Agreement unless and until a counterpart hereof has been executed by the Borrower, the Administrative Agent and each Lender; facsimiles or other electronic transmission (e.g., pdf) shall be effective as originals. The provisions of Sections 9.09 and 9.10 of the Credit Agreement relating to the governing law, jurisdiction, consent to service of process and waiver of jury trial shall apply to this Letter Agreement as if fully set forth herein.

THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Letter Agreement constitutes a “Loan Document” under and as defined in Section 1.01 of the Credit Agreement.

[Signature Pages Follow]

ACCEPTED and AGREED to as of the first date written above by:

U.S. CONCRETE, INC., as Borrower

By:	/s/ Katherine I. Hargis
Name:	Katherine I. Hargis
Title:	VP & General Counsel

[SIGNATURE PAGE TO CONSENT LETTER – OLDCASTLE SALE – U.S. CONCRETE, INC.]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, the Issuing Bank and a Lender

By:	/s/ Mario Quintanilla
Name: Mario Quintanilla
Title: Authorized Officer

[SIGNATURE PAGE TO CONSENT LETTER – OLDCASTLE SALE – U.S. CONCRETE, INC.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Klages
Name:	David Klages
Title:	Vice President

[SIGNATURE PAGE TO CONSENT LETTER – OLDCASTLE SALE – U.S. CONCRETE, INC.]